Exhibit 99.13
                                 -------------
                Computational Materials and/or ABS Term Sheets

CWABS 2005-AB2 Aggregate

IO Breakout

-------------------------------------------------------------------------------
      PROGRAM              IO Term               UPB              %
-------------------------------------------------------------------------------
2/28 LIB6M                    24           $190,220,420         37.84%
3/27 LIB6M                    36           $312,519,107         62.16%
                                           $502,739,527        100.00%